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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2002

                                   CYNET, INC.
             (Exact name of registrant as specified in its chapter)

             Texas                      000-28349                76-0467099
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

             12777 Jones Road, Suite 400
                   Houston, Texas                                    77070
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (866) 281-9403

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 3. Bankruptcy or Receivership

On December 9, 2002, Cynet, Inc. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas (Cause No. 02-44686-H1-11; In The United States Bankruptcy Court For The Southern District of Texas, Houston Division, the "Petition"). The Company has not submitted a Plan of Reorganization at this time.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        /s/ Samuel C. Beale
                                        ---------------------------------------
                                        Cynet, Inc.

                                        /s/ Samuel C. Beale
                                        --------------------------------------
Date   December 26, 2002                Samuel C. Beale
                                        Vice President, General Counsel
                                         and Secretary